UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 26, 2005

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01. Entry into a Material Definitive Agreement.

On April 26, 2005, the stockholders of MeadWestvaco Corporation approved the MeadWestvaco Corporation 2005 Performance Incentive Plan. The MeadWestvaco Corporation 2005 Performance Incentive Plan was approved by MeadWestvaco’s Board of Directors on February 22, 2005, subject to stockholder approval, and is effective as of February 22, 2005.

A description of the terms of the MeadWestvaco Corporation 2005 Performance Incentive Plan can be found in MeadWestvaco’s definitive proxy statement for the 2005 Annual Meeting of Stockholders held on April 26, 2005, which was filed with the Securities and Exchange Commission on March 23, 2005. The section of the definitive proxy statement entitled “3. Proposal for Adoption of MeadWestvaco Corporation 2005 Performance Incentive Plan” is incorporated by reference herein and a copy of the MeadWestvaco Corporation 2005 Performance Incentive Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Section 9-Financial Statements and Exhibits

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Ex. No.	Description
10.1	MeadWestvaco Corporation 2005 Performance Incentive Plan (Filed as Annex D to the registrant’s definitive proxy statement filed March 23, 2005 and incorporated herein by reference.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By	/s/ John J. Carrara
John J. Carrara
Assistant Secretary

Date: April 29, 2005